Exhibit 10.7

      This assignment is made by Dr. Alfred T. Sapse, M.D. residing at 3525 Leor Court, Las Vegas, Nevada 89121, ("ASSIGNOR") to Steroidogenesis Inhibitors International, a corporation organized under the laws of the State of Nevada and having an office at 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109 ("ASSIGNEE").

      FOR ONE U.S. DOLLAR ($1.00) AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign and transfer to ASSIGNEE the entire right, title and interest, together with all rights of priority, in and to my invention entitled CIRCADIAN RHYTHM CORTISOL CHART AND METHODS OF USE, as described and/or claimed in an application for patent of the United States of America, Serial No. ________. A declaration for the application has been executed on ________________. ASSIGNOR further does hereby sell, assign and transfer to ASSIGNEE the entire right, title and interest, together with all rights of priority, in and to ASSIGNOR'S invention as described and/or claimed in any and all applications for patents based on the invention, including divisionals, continuations, renewals, substitutes and reissues thereof, and all rights of priority resulting from any of these patent applications, as well as all foreign counterparts and extensions thereof, together with all patents issuing on any of these applications for the full terms of all of the patents which may be granted on the invention.

      ASSIGNOR HEREBY AUTHORIZES ASSIGNEE to make applications for, to prosecute such applications, and to receive patents for the invention in the United States and any foreign countries, in ASSIGNEE's name.

      ASSIGNOR HEREBY PROMISES AND AGREES that ASSIGNOR will execute or procure any further necessary assurance of title to the invention and any patents which may issue on the invention. ASSIGNOR will, at any time, upon the request and without further consideration, but at the expense of ASSIGNEE, deliver any testimony in any legal proceedings and execute all papers and do all other things that may be necessary or desirable to perfect the title to the invention, or any patents which may be granted therefor, in ASSIGNEE, its successors, assigns, or other legal representatives. ASSIGNOR will, at any time, upon the request and at the expense of ASSIGNEE, execute any continuations, divisionals, reissues, or any other additional applications for patents for the invention or any part or parts thereof and any patents issuing thereon are hereby assigned to ASSIGNEE. ASSIGNOR will make all rightful oaths, and do all lawful acts required for procuring and enforcing any of the patents, without further compensation, but at the expense of ASSIGNEE, its successors, assigns or other legal representatives.

      ASSIGNOR HEREBY AUTHORIZES AND REQUESTS the Commissioner of Patents and Trademarks to issue any and all Letters Patent of the United States for the invention, resulting from any of the aforesaid applications to the ASSIGNEE.

                                             Dr. Alfred T. Sapse, M.D., ASSIGNOR

STATE OF NEVADA         :
                        :       SS:
COUNTY OF CLARK         :

      Before me personally appeared Dr. Alfred T. Sapse, M.D., to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same, of his own free will and for the purposes set forth.

      Sworn to before me and subscribed in my presence this 15th of July, 1999.

                                                        Sarah H. Thompson
                                                        Notary Public

                                   ASSIGNMENT

      This assignment is made by Steroidogenesis Inhibitors, Inc., a corporation organized under the laws of the State of Nevada and having an office at 101 Conventin Center Drive, Suite 310, Las Vegas, Nevada 89109 ("ASSIGNOR") to Steroidogenesis Inhibitors International, a corporation organized under the laws of the State of Nevada and having an office at 101 Conventin Center Drive, Suite 310, Las Vegas, Nevada 89109 ("ASSIGNEE").

      FOR ONE U.S. DOLLAR ($1.00) AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign and transfer to ASSIGNEE the entire right, title and interest, together with all rights of priority, in and to my invention entitled COMPOSITION OF ANTI-HIV DRUGS AND ANTI-CORTISOL COMPOUNDS AND METHOD FOR DECREASING THE SIDE EFFECTS OF ANTI-HIV DRUGS IN A HUMAN, as described and/or claimed in an application for patent of the United States of America, Serial No. 09/234,532, filed January 21, 1999. ASSIGNOR further does hereby sell, assign and transfer to ASSIGNEE the entire right, title and interest, together with all rights of priority, in and to ASSIGNOR'S invention as described and/or claimed in any and all applications for patents based on the invention, including divisionals, continuations, renewals, substitutes and reissues thereof, and all rights of priority resulting, from any of these patent applications, as well as all foreign Counterparts and extensions thereof, together with all patents issuing on any of these applications for the full terms of all of the patents which may be granted on the invention.

      ASSIGNOR HEREBY AUTHORIZES ASSIGNEE to make applications for, to prosecute such applications, and to receive patents for the invention in the United States and any foreign countries, in ASSIGNEE's name.

      ASSIGNOR HEREBY PROMISES AND AGREES that ASSIGNOR will execute or procure any further necessary assurance of title to the invention and any patents which may issue on the invention. ASSIGNOR will, at any time, upon the request and without further consideration, but at the expense of ASSIGNEE, deliver any testimony in any legal proceedings and execute all papers and do all other things that may be necessary or desirable to perfect the title to the invention, or any patents which may be granted therefor, in ASSIGNEE, its successors, assigns, or other legal representatives.

      ASSIGNOR HEREBY AUTHORIZES AND REQUESTS the Commissioner of Patents and Trademarks to issue any and all Letters Patent of the United States for the invention, resulting from any of the aforesaid applications to the ASSIGNEE.

                                             Steroidogenesis Inhibitors, Inc.


                                             ----------------------------------
                                                Alfred T. Sapse, for assignor

STATE OF NEVADA                 :
                                :       SS:
COUNTY OF CLARK                 :

      Before me personally appeared, Dr. Alfred T. Sapse, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same, of his own free will and for the purposes set forth.

Sworn to before me and subscribed in my presence this 15th of July 1999.

                                                      Sarah H. Thompson
                                               ---------------------------------
                                                       Notary Public


                                     Page 2